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                                                 Exhibit 10(ee)


NEW ENGLAND ELECTRIC SYSTEMNew England Electric System
                           25 Research Drive
                           Westborough, Massachusetts 01582-0001
                           Telephone: (508) 366-9011
John W. Rowe
President and Chief Executive
Officer




                           February 23, 1994



Mr. Frederic E. Greenman
25 Research Drive
Westborough, MA 01582

Dear Fred:

 This confirms my oral advice to you of the action taken
February 21, 1994, in order to recognize your legal experience prior to joining New England Power Service Company (NEPSCO). It is agreed that, for retirement benefit calculation purposes, your service with NEPSCO will be considered as commencing February 1, 1964; provided, however, your total service for retirement benefit calculation purposes under this letter will not exceed 30 years.

 A copy of this statement will be placed in your personal file.

                                Very truly yours,

                                s/ John W. Rowe